Exhibit 1.1

                             CHESAPEAKE FUNDING LLC

                             $[230,000,000] million
       Series 2003-1 Floating Rate Callable Asset Backed Notes, Class A-1

                             $[270,000,000] million
       Series 2003-1 Floating Rate Callable Asset Backed Notes, Class A-2



                             UNDERWRITING AGREEMENT


                                                       [        ], 2003

J.P. Morgan Securities Inc.
[     ]
As Representatives of the several Underwriters named in Schedule 1,
      c/o J.P. Morgan Securities Inc.
      270 Park Avenue
      New York, New York  10017

Ladies and Gentlemen:

          CHESAPEAKE FUNDING LLC, a Delaware special purpose limited liability company (the "Issuer"), proposes to issue and sell U.S. $[230,000,000] principal amount of its Series 2003-1 Floating Rate Callable Asset Backed Notes, Class A-1 (the "Class A-1 Notes") and U.S. $[270,000,000] principal amount of its Series 2003-1 Floating Rate Callable Asset Backed Notes, Class A-2 (the "Class A-2 Notes"; collectively, with the Class A-1 Notes, the "Securities"). The Securities will be issued pursuant to the Series 2003-1 Indenture Supplement, dated as of August [ ], 2003 (the "Indenture Supplement") between the Issuer and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Indenture Trustee (the "Indenture Trustee"), the form of which has been filed as Exhibit
4.3 to the Registration Statement (as defined below), to the Base Indenture, dated as of June 30, 1999 (as amended or modified from time to time, the "Base Indenture" and, together with the Indenture Supplement, the "Indenture") between the Issuer and the Indenture Trustee. The Issuer is a wholly-owned subsidiary of Raven Funding LLC ("SPV") and an indirect wholly-owned subsidiary of PHH Vehicle Management Services, LLC ("VMS") and VMS is an indirect wholly-owned subsidiary of PHH Corporation ("PHH"). VMS, PHH and the Issuer hereby confirm their agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters") concerning the purchase of the Securities from the Issuer by the Underwriters.

          Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

          1. Representations, Warranties and Agreements of the Issuer and VMS.
(a) The Issuer and VMS jointly and severally represent and warrant to, and agree with, the several Underwriters on and as of the date hereof and the Closing Date (as defined in Section 3) that:

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                                                                              2

          (i) A registration statement on Forms S-1 (333-103678-01) and S-3 (No. 333-103678), and amendments thereto, with respect to the Securities have
     (i) been prepared by the Issuer and D.L. Peterson Trust (the "Origination Trust") in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and the amendments to such registration statement have been delivered by the Issuer and the Origination Trust (together, the "Registrants") to you as the representatives (collectively, the "Representative") of the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time of such registration statement; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Registrants with the consent of the Representative pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means the registration statement referred to in this Section 1(a)(i), as amended at its Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 4(a) hereof and deemed to be a part of the Registration Statement as of the Effective Time of the Registration Statement pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any report of the Issuer filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus;

          (ii) The conditions for use of Form S-3 by the Issuer as set forth in the General Instructions thereto, have been satisfied;

          (iii) Each document, if any, filed or to be filed by the Issuer pursuant to the Exchange Act, and incorporated by reference in the Prospectus (the "Incorporated Documents") complied when filed or will comply when so filed in all material respects with the requirements of the Securities Act or the Exchange Act and the rules and regulations of the Commission thereunder, as applicable, and none of such documents

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                                                                              3

     contained or will contain when filed an untrue statement of a material fact or omitted or will omit when filed to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (iv) The Registration Statement conforms (and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform) in all respects to the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules thereunder and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date and the Closing Date (as to the Prospectus and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to (A) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Registrants through the Representative by or on behalf of any Underwriter specifically for inclusion therein or (B) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) of the Indenture Trustee under the Trust Indenture Act; and the Indenture has been duly qualified under the Trust Indenture Act and conforms in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder;

          (v) The Issuer has been duly formed as a limited liability company and is validly existing and in good standing under the laws of the State of Delaware, is qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction in which the ownership or lease of property or the conduct of its business requires such qualification, and has the requisite power and authority to own or hold its properties and to conduct the business in which it is engaged as described in the Prospectus;

          (vi) The Issuer has the requisite power and authority to execute and deliver this Agreement, the Securities, the Indenture and any other Transaction Document to which it is a party and perform its obligations hereunder and thereunder;

          (vii) Each of the Transaction Documents to which the Issuer is a party has been duly authorized, executed and delivered by the Issuer and constitutes the legal, valid and binding obligation of the Issuer enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting generally the enforcement of creditors' rights or by general equitable principles;

          (viii) The Issuer is not in violation of the LLC Agreement or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement or lease to which it is a party or by which it or its properties may be bound. The execution and delivery of this Agreement and the Transaction Documents and the incurrence of the obligations and consummation of the transactions herein and therein contemplated will not conflict with, or constitute a breach of or default under, the LLC Agreement or any contract, indenture, mortgage, loan agreement or lease, to which it is a party or by which it or its properties may be bound, or any law, administrative regulation or court decree;

          (ix) This Agreement has been duly authorized, executed and delivered by the Issuer;

          (x) The Securities have been duly authorized for issuance, offer and sale as contemplated by this Agreement and, when authenticated by the Indenture Trustee and issued and delivered against payment of the purchase price therefor, will constitute legal, valid and binding obligations of the Issuer enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or other similar laws relating to or affecting generally the enforcement of creditors' rights or by general equitable principles;

          (xi) No consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental agency or body is required for the issuance, offer or sale of the Securities by the Issuer in accordance with the terms of this Agreement or for the consummation of the transactions contemplated by this Agreement and the Transaction Documents except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters and to the extent provided for in the Transaction Documents;

          (xii) There are no legal or governmental proceedings pending to which the Issuer is a party or of which any property of the Issuer is the subject (other than any such proceedings involving the Issuer's property which would not have a Material Adverse Effect (as defined herein)) and, to the best of its knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (xiii) The Issuer is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

          (xiv) As of the Closing Date, the representations and warranties of the Issuer contained in the Transaction Documents to which the Issuer is a party will be true and correct and are repeated herein as though fully set forth herein;

          (xv) On and immediately after the Closing Date, the Issuer (after giving effect to the issuance of the Securities and to the other transactions related thereto as described in the Prospectus) will be Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date (A) the present fair market value (or present fair saleable value) of the assets of the Issuer is not less than the total amount required to pay the probable liabilities of the Issuer on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (B) the

     Issuer is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (C) assuming the sale of the Securities as contemplated by this Agreement and the Prospectus, the Issuer is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and (D) the Issuer is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Issuer is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability;

          (xvi) The financial statements of the Issuer and the Origination Trust (including the related notes) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved;

          (xvii) Deloitte & Touche LLP, who have certified the financial statements of the Issuer and the Origination Trust included or incorporated by reference in the Prospectus, are independent public accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements contained or incorporated by reference in the Prospectus on which they reported; the selected financial data included in the Prospectus present fairly the information therein and have been compiled on a basis consistent with that of the audited financials included or incorporated by reference in the Prospectus; and the other statistical information and data included or incorporated by reference in the Prospectus are, in all material respects, fairly presented; and

          (xviii) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

          (b) VMS represents and warrants to, and agrees with, the several Underwriters on and as of the date hereof and the Closing Date that:

          (i) VMS (A) has been duly formed and is validly existing as a limited liability company and is in good standing under the laws of the State of Delaware, (B) is qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction in which the ownership or lease of property or the conduct of its business requires such qualification, except where such lack of qualification or good standing would not have a material adverse effect on its condition (financial or other), business or results of operations or its ability to perform its obligations hereunder or under the


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                                                                              6

     Transaction Documents to which it is a party (a "VMS Material Adverse Effect") and (C) has the requisite power and authority to own or hold its properties and to conduct the business in which it is engaged as described in the Prospectus;

          (ii) VMS has the requisite power and authority to execute and deliver this Agreement and any Transaction Document to which it is a party and perform its obligations hereunder and thereunder;

          (iii) This Agreement and each of the Transaction Documents to which VMS is a party have been duly authorized, executed and delivered by it and constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting generally the enforcement of creditors' rights or by general equitable principles;

          (iv) VMS is not in violation of its organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement or lease to which it is a party or by which it or its properties may be bound which would have a VMS Material Adverse Effect. The execution and delivery of this Agreement and the Transaction Documents to which VMS is a party and the incurrence of the obligations and consummation of the transactions herein and therein contemplated will not conflict with, or constitute a breach of or default under any contract, indenture, mortgage, loan agreement or lease, to which VMS is a party or by which it or its properties may be bound, or any law, administrative regulation or court decree, with only such exceptions as would not have a VMS Material Adverse Effect, nor will such action result in any violation of its organizational documents;

          (v) VMS possesses adequate certificates, licenses, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, with only such exceptions as would not have a VMS Material Adverse Effect, and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit;

          (vi) There are no legal or governmental proceedings pending to which VMS, SPV or the Origination Trust is a party or of which any of its property is the subject that, if determined adversely to it, individually or in the aggregate, could reasonably be expected to have a VMS Material Adverse Effect; and to the best of VMS's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (vii) As of the Closing Date, VMS's representations and warranties contained in the Transaction Documents to which it is a party will be true and correct and are repeated herein as though fully set forth herein;

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                                                                              7

          (viii) As of the Closing Date, the representations and warranties of each of SPV and the Origination Trust in the Transaction Documents to which it is a party will be true and correct and are repeated herein as though fully set forth herein;

          (ix) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

          (x) Since the date as of which information is given in the Prospectus, there has been no material adverse change or any development involving a prospective material adverse change in its, or SPV's or the Origination Trust's, condition, financial or otherwise, or in their respective earnings, business affairs, management or business prospects, whether or not arising in the ordinary course of business;

          (xi) The Origination Trust has good and marketable title to the Origination Trust Assets allocated to the Lease SUBI Portfolio and the 1999-1B Sold SUBI Portfolio, free and clear of Liens (except as permitted or contemplated by the Transaction Documents), and has not assigned to any person any of its right, title or interest in any such Origination Trust Assets, or obtained the release of any such prior assignment other than as described in the Prospectus;

          (xii) SPV, as Initial Beneficiary, has made the appropriate allocation of assets within the estate of the Origination Trust to the appropriate SUBI Portfolios, as required by the Origination Trust Documents;

          (xiii) VMS is the sole member of SPV and owns its membership interests therein free and clear of Liens; and

          (xiv) SPV is the sole common member of the Issuer and owns its membership interests therein free and clear of Liens.

          (c) PHH represents and warrants to, and agrees with, the several Underwriters on and as of the date hereof and the Closing Date that:

          (i) PHH (A) has been duly formed and is validly existing as a corporation and is in good standing under the laws of the State of Delaware, (B) is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the ownership or lease of property or the conduct of its business requires such qualification, except where such lack of qualification or good standing would not have a material adverse effect on its condition (financial or other), business or results of operations or its ability to perform its obligations hereunder or under the performance guaranty of the indemnity and repurchase obligations of VMS under the Servicing Agreement by it, dated October 25, 2001 (the "PHH Guaranty") (a "PHH Material Adverse Effect") and (C) has the requisite power and authority to own or hold its properties and to conduct the business in which it is engaged;

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                                                                              8

          (ii) PHH has the requisite power and authority to execute and deliver this Agreement and the PHH Guaranty and to perform its obligations hereunder and thereunder;

          (iii) This Agreement has been duly authorized, executed and delivered by PHH and constitutes its legal, valid and binding obligation enforceable against PHH in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting generally the enforcement of creditors' rights or by general equitable principles;

          (iv) The PHH Guaranty has been duly authorized, executed and delivered by it and the PHH Guaranty constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting generally the enforcement of creditors' rights or by general equitable principles;

          (v) PHH is not in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement or lease to which it is a party or by which it or its properties may be bound which would have a PHH Material Adverse Effect. The execution and delivery of this Agreement and the PHH Guaranty and the incurrence of the obligations and consummation of the transactions herein and therein contemplated will not conflict with, or constitute a breach of or default under any contract, indenture, mortgage, loan agreement or lease, to which PHH is a party or by which it or its properties may be bound, or any law, administrative regulation or court decree, with only such exceptions as would not have a PHH Material Adverse Effect, nor will such action result in any violation of its certificate of incorporation or by-laws;

          (vi) PHH possesses adequate certificates, licenses, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, with only such exceptions as would not have a PHH Material Adverse Effect, and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit; and

          (vii) There are no legal or governmental proceedings pending to which PHH is a party or of which any of its property is the subject that, if determined adversely to it, individually or in the aggregate, could reasonably be expected to have a PHH Material Adverse Effect; and to the best of PHH's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          2. Purchase of the Securities. On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Issuer agrees to issue and sell to each of the Underwriters, severally and not jointly, and each of the Underwriters, severally and not jointly, agrees to purchase from the Issuer, the principal amount of Class A-1 Notes set forth opposite the name of such Underwriter on Schedule 1
hereto at a purchase price equal to [   ]% of the principal amount thereof and
the principal amount of

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Class A-2 Notes set forth opposite the name of such Underwriter on Schedule 1
hereto at a purchase price equal to [   ]% of the principal amount thereof.
Interest on the Class A-1 Notes will accrue during each Series 2003-1 Interest
Period at the rate of [    ]% per annum above One-Month LIBOR and interest on
the Class A-2 Notes will accrue during each Series 2003-1 Interest Period at the
rate of [   ]% per annum above One-Month LIBOR, in each case as determined in accordance with the Indenture. The Issuer shall not be obligated to deliver any of the Securities except upon payment for all of the Securities to be purchased as provided herein.

          3. Delivery of and Payment for the Securities. (a) Delivery of and payment for the Securities shall be made at the offices of Simpson Thacher & Bartlett LLP, New York, New York, or at such other place as shall be agreed upon by the Representative and the Issuer, at 10:00 A.M., New York City time, on
[      ],2003, or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Representative and the Issuer (such date and time of payment and delivery being referred to herein as the "Closing Date").

          (b) On the Closing Date, payment of the purchase price for the Securities shall be made to the Issuer by wire or book-entry transfer of same-day funds to such account or accounts as the Issuer shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Representative, for the account of each of the Underwriters of the certificates evidencing the Securities. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Underwriters hereunder. Upon delivery, the Securities shall be in global form, registered in such names and in such denominations as the Representative shall have requested in writing not less than two full business days prior to the Closing Date. The Issuer agrees to make one or more global certificates evidencing the Securities available for inspection by the Representative in New York, New York at least 24 hours prior to the Closing Date.

          4. Further Agreements of the Issuer and VMS. Each of the Issuer and VMS, jointly and severally, agrees with each of the several Underwriters that:

          (a) the Registrants will prepare the Prospectus in a form approved by the Representative and file the Prospectus pursuant to Rule 424(b) under the Securities Act not later than 10:00 A.M., New York City time, on the second business day following the execution and delivery of this Agreement and the Registrants will furnish to each of the Underwriters and counsel for the Underwriters, without charge, as many copies of the Prospectus as may be reasonably requested (the Prospectus and any amendments or supplements thereto furnished shall be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR);

          (b) the Registrants will furnish promptly to the Representative and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, each amendment thereto filed with the Commission, including all consents and exhibits filed therewith, and a copy of each Incorporated Document (the copies of the Registration Statement, each amendment thereto and the exhibits thereto, and each Incorporated

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                                                                             10

Document furnished to the Representative shall be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR);

          (c) the Issuer will advise the Representative promptly and, if requested, confirm such advice in writing, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (d) the Issuer will advise the Representative promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Prospectus untrue or which requires the making of any additions to or changes in the Prospectus (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, when the Prospectus is delivered, not misleading or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act;

          (e) if the delivery of a prospectus is required at any time prior to the expiration of 180 days after the Effective Time in connection with the offering or sale of the Securities and if at any such time any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Issuer, to amend or supplement the Registration Statement or the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary, in the opinion of such counsel, at any such time to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus to comply with the requirements of the Securities Act or the Rules and Regulations, the Issuer shall promptly prepare such amendment or supplement or file such document as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Issuer will furnish to the Underwriters such number of copies of such amendment or supplement or such document as the Underwriters may reasonably request;

          (f) prior to filing with the Commission any amendment to the Registration Statement or making any amendment or supplement to the Prospectus or filing with the Commission any document incorporated by reference in the Prospectus, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, the Issuer shall furnish a copy thereof to the Representative and counsel for the Underwriters and the Issuer shall not effect any such amendment or supplement or file any such document to which the Representative shall reasonably object by notice to the Issuer after a reasonable period to review;

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                                                                             11

          (g) the Issuer will advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representative with as many copies thereof as may be reasonably requested;

          (h) subject to Section 4(f) of this Agreement, the Issuer will file timely all documents required to be filed by the Issuer with the Commission pursuant to Section 13(a), 13(c), or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities;

          (i) the Issuer shall supply to each Underwriter, on a continuing basis, three (3) copies of (x) all audited annual reports of the Issuer and copies of all correspondence with, and information that the Issuer and its Affiliates make available to, the Indenture Trustee in connection with this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby and (y) all audited annual reports and all unaudited interim reports of VMS;

          (j) the Issuer shall promptly take from time to time such actions as the Representative may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Representative may designate and to continue such qualifications in effect for so long as required for the resale of the Securities; and to arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may reasonably request; provided that the Issuer shall not be obligated to qualify as a foreign corporation or limited liability company in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction;

          (k) as soon as practicable after the Effective Date of the Registration Statement (it being understood that the Issuer shall have until at least 410 days after the end of the Issuer's current fiscal quarter), the Issuer shall make generally available to the Noteholders and deliver to the Representative an earnings statement of the Issuer (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Issuer, Rule 158);

          (l) the Issuer and VMS shall assist the Representative in arranging for the Securities to be eligible for clearance and settlement through The Depository Trust Company ("DTC");

          (m) for a period of 60 days from the date of the Prospectus, the Issuer and VMS shall not, and shall cause their affiliates not to, offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued by the Issuer or any asset-backed securities backed by equipment leases originated by VMS or the Origination Trust (other than the Securities, the new series 1999-3 senior preferred membership interests, the series 2003-1 senior preferred membership interests and other securities described in the Prospectus to be issued by the Issuer), without the prior written consent of the Representative;

          (n) the Issuer and VMS shall not, and shall cause each of their affiliated purchasers (as defined in Regulation M) not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities;

          (o) each of the Issuer and VMS shall do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and each of the Issuer and VMS shall use its best efforts to satisfy all conditions precedent on its part to the delivery of the Securities;

          (p) neither the Issuer nor VMS shall take any action prior to the Closing Date which would require the Registration Statement or the Prospectus to be amended or supplemented pursuant to Section 4(e) of this Agreement;

          (q) the Issuer shall apply the net proceeds from the sale of the Securities as set forth in the Prospectus under the heading "Use of Proceeds";

          (r) the Issuer and VMS shall use their best efforts to complete the listing of the Securities on the Luxembourg Stock Exchange, subject only to official notice of issuance;

          (s) to the extent that the ratings to be provided with respect to the Securities by S&P and Moody's is conditional upon the furnishing of documents or the taking of any other actions by the Issuer or any of its affiliates, the Issuer and VMS shall furnish such documents and take any such other action that is reasonably requested by S&P or Moody's; and

          (t) the Issuer shall furnish to the Representative copies of each report and certificate and any financial information delivered to the Indenture Trustee pursuant to the Indenture.

          5. Underwriters' Representation, Warranty and Agreement Concerning UK Sales. Each Underwriter, severally and not jointly, represents and warrants to, and agrees with, the Issuer and VMS that it has not offered or sold and will not offer or sell any Securities in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments, as principal or agent, for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, it has complied and will comply with the applicable provisions of the Financial Services and Markets Act 2000 (the "FMSA") with respect to anything done by it in relation to the Securities in, from, or otherwise involving the United Kingdom, and it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FMSA) received by it in connection with the issue and sale of any Securities in circumstances in which section 21(1) of the FMSA does not apply to the Issuer.

          6. Conditions of Underwriters' Obligations. The respective obligations of the several Underwriters hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of the Issuer, VMS and PHH contained herein, to the accuracy of the statements of the Issuer, VMS, Avis Group Holdings, Inc. ("Avis") and PHH and their respective officers made in any certificates delivered pursuant hereto, to the performance by the Issuer and VMS of their obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 4(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

          (b) The Prospectus (and any amendments or supplements thereto) shall have been printed and copies distributed to the Underwriters as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Representative may agree; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

          (c) None of the Underwriters shall have discovered and disclosed to the Issuer or VMS on or prior to the Closing Date that the Prospectus or the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (d) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents, the Registration Statement and the Prospectus, and all other legal matters relating to the Transaction Documents and the transactions contemplated thereby, shall be satisfactory in all material respects to the Representative; and the Issuer, VMS, Avis, PHH, SPV and the Origination Trust shall have furnished to the Representative all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.

          (e) The Issuer shall have furnished to the Representative a letter (the "Initial Letter") of Deloitte and Touche, LLP, addressed to the Underwriters and dated the date hereof, in form and substance satisfactory to the Representative, concerning the accounting, financial and statistical information set forth or incorporated by reference in the Prospectus.

          (f) The Issuer shall have furnished to the Representative a letter (the "Bring-Down Letter") of Deloitte and Touche, LLP, addressed to the Underwriters and dated the Closing Date (i) confirming that they are independent public accountants with respect to the Issuer and the Origination Trust within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder, (ii) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given or incorporated by reference in the Prospectus, as of a date not more than three business days prior to the date of the Bring-Down Letter), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the Initial Letter are accurate and
(iii) confirming in all material respects the conclusions and findings set forth in the Initial Letter.

          (g) The Issuer shall have furnished to the Representative a letter of Deloitte & Touche, LLP, addressed to the Underwriters and dated the date hereof, in form and substance satisfactory to the Representative, concerning certain agreed-upon procedures performed in respect of the Origination Trust Assets allocated to the Lease SUBI Portfolio.

          (h) The Indenture Supplement shall have been duly executed and delivered by the Issuer and the Indenture Trustee, and the Securities shall have been duly executed and delivered by the Issuer and duly authenticated by the Indenture Trustee.

          (i) The Representative shall have received a letter from S&P stating that the Class A-1 Notes and the Class A-2 Notes have received a rating of "AAA" and a letter from Moody's stating that the Class A-1 Notes and the Class A-2 Notes have received a rating of "Aaa" from Moody's.

          (j) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on any such exchange or market by the Commission, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or (ii) any moratorium on commercial banking activities shall have been declared by federal or New York state authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or (iv) any material disruption in commercial banking securities settlement or clearance services in the United States or (v) a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) the effect of which, in the case of this clause
(v), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the Securities on the terms and in the manner contemplated by this Agreement and in the Prospectus (exclusive of any amendment or supplement thereto).

          (k) The Representative shall have received an opinion of White & Case LLP, special counsel to the Issuer, VMS, SPV, Avis, PHH and the Origination Trust, dated as of the Closing Date and addressed to the Underwriters in the form of Exhibit A attached hereto.

          (l) The Representative shall have received an opinion of Joseph Weikel, Senior Vice President and General Counsel of VMS, dated the Closing Date and addressed to the Underwriters in the form of Exhibit B attached hereto.

          (m) The Representative shall have received an opinion of the General Counsel of Cendant Car Rental Group, Inc., dated the Closing Date and addressed to the Underwriters in the form of Exhibit C attached hereto.

          (n) The Representative shall have received an opinion of the General Counsel of PHH dated the Closing Date and addressed to the Underwriters in the form of Exhibit D attached hereto.

          (o) The Representative shall have received an opinion of Thacher Proffitt & Wood, counsel for the Indenture Trustee, dated the Closing Date and addressed to the Underwriters and in form and substance satisfactory to the Representative and to counsel for the Underwriters.

          (p) The Representative shall have received an opinion of Richards, Layton & Finger, counsel for the Wilmington Trust Company, as Origination Trustee, and special Delaware counsel for the Issuer, VMS and SPV, dated the Closing Date and addressed to the Underwriters, in the form of Exhibit E attached hereto.

          (q) The Representative shall have received an opinion of Piper Rudnick LLP, Maryland local counsel to the Issuer and VMS, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Representative and to counsel for the Underwriters and to the effect that none of the Origination Trust, SPV nor the Issuer will be treated as an association taxable as a corporation for Maryland state income or franchise tax purposes.

          (r) The Representative shall have received an opinion of Simpson Thacher & Bartlett LLP, dated the Closing Date and addressed to the Underwriters, with respect to the validity of the Securities and such other matters as the Representative may reasonably request.

          (s) The Representative shall have received a certificate or certificates signed by two managers or officers of the Issuer, dated the Closing Date, stating that to the best of their respective knowledge (i) the representations and warranties of the Issuer in this Agreement and any Transaction Documents to which the Issuer is a party are true and correct on and as of the Closing Date or, in the case of the representations and warranties in the Transaction Documents, on and as of the dates specified in such agreements;
(ii) that the Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder or under the Transaction Documents at or prior to the Closing Date; (iii) the Registration Statement and the Prospectus, as of the Effective Date, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus; and (iv) subsequent to the date as of which information is given in the Prospectus, there has not been any material adverse change in the general affairs, business, properties, key personnel, capitalization, condition (financial or otherwise) or results of operation of the Issuer except as set forth or contemplated in the Prospectus.

          (t) The Representative shall have received a certificate signed by any two of the Managers, President, any Vice President and the Treasurer of VMS, dated the Closing Date, in which such officers shall state that, to the best of their respective knowledge (i) the representations and warranties of VMS in this Agreement and any Transaction Documents to which VMS is a party are true and correct on and as of the Closing Date or, in the case of the representations and warranties in the Transaction Documents, on and as of the dates specified in such agreements; (ii) VMS has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder or under the Transaction Documents at or prior to the Closing Date; (iii) the Registration Statement and the Prospectus, as of the Effective Date, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus; and (iv) subsequent to the date as of which information is given in the Prospectus, there has not been any material adverse change in the general affairs, business, properties, key personnel, capitalization, condition (financial or otherwise) or results of operation of VMS except as set forth or contemplated in the Prospectus.

          (u) The Representative shall have received a certificate signed by two managers or officers of SPV, dated the Closing Date, in which such managers shall state that, to the best of their respective knowledge (i) the representations and warranties of SPV in the Transaction Documents to which SPV is a party are true and correct on and as of the dates specified in such agreements; (ii) SPV has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder or under the Transaction Documents at or prior to the Closing Date; and (iii) subsequent to the date as of which information is given in the Prospectus, there has not been any material adverse change in the general affairs, business, properties, key personnel, capitalization, condition (financial or otherwise) or results of operation of SPV except as set forth or contemplated in the Prospectus.

          (v) The Representative shall have received a certificate signed by two officers of VMS, in its capacity as Servicer of the Origination Trust, dated the Closing Date, in which the Servicer shall state that, to the best of its knowledge (i) the representations and warranties regarding the Origination Trust in the Transaction Documents are true and correct on and as of the dates specified in such agreements; (ii) the Origination Trust has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder or under the Transaction Documents at or prior to the Closing Date; and (iii) subsequent to the date as of which information is given in the Prospectus, there has not been any material adverse change in the general affairs, business, properties, key personnel, capitalization, condition (financial or otherwise) or results of operation of the Origination Trust except as set forth or contemplated in the Prospectus.

          (w) The Representative shall have received a certificate signed by an officer of Cendant Car Rental Group, Inc., dated the Closing Date, substantially to the effect set forth in Exhibit F hereto.

          (x) The Representative shall have received a certificate signed by two officers of PHH, dated the Closing Date, in which such officers shall state that, to the best of their knowledge (i) the representations and warranties of PHH in this Agreement are true and correct on and as of the dates specified herein; (ii) PHH has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and (iii) subsequent to the date as of which information is given in the Prospectus, there has not been any material adverse change in the general affairs, business, properties, key personnel, capitalization, condition (financial or otherwise) or results of operation of PHH.

          (y) The Representative shall have received evidence satisfactory to it that the Issuer shall have issued the Series 2003-1 Senior Preferred Membership Interests on the terms described in the Prospectus.

          (z) The interest rate cap in the form filed as Exhibit 10.12 to the Registration Statement having a notional amount at least equal to the aggregate Lease Balance of all Fixed Rate Leases allocated to the Lease SUBI Portfolio as of the Closing Date, plus, in the case of all such Fixed Rate Leases that are Closed-End Leases, the aggregate Stated Residual Values of the related Leased Vehicles, and an effective strike rate based on the eurodollar rate set forth therein in effect at the most equal to the weighted average fixed rate of interest on such Fixed Rate Leases minus 0.65% per annum shall have been duly executed and delivered by Bank of America, National Association to the Indenture Trustee.

          (aa) An interest rate cap in the form filed as Exhibit 10.13 to the Registration Statement and otherwise satisfying the requirements of a Series 2003-1 Required Lease Rate Cap shall have been duly executed and delivered by JPMorgan Chase Bank to the Indenture Trustee.

          (bb) The Representative shall have received a certificate signed by an officer of SPV, dated the Closing Date, substantially to the effect set forth in Exhibit G hereto.

          (cc) The Representative shall have received a certificate signed by an officer of the Issuer, dated the Closing Date, substantially to the effect set forth in Exhibit H hereto.

          (dd) The Representative shall have received evidence satisfactory to it that the SPV shall have contributed to the Issuer demand notes of an aggregate principal amount equal to $[____].

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

          7. Termination. The obligations of the Underwriters hereunder may be terminated by the Representative, in its absolute discretion, by notice given to and received by the Issuer prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 6(j), 6(s)(iv), 6(t)(iv), 6(u)(iii), 6(v)(iii), or 6(x)(iii) or paragraph 1 of Exhibit F shall have occurred and be continuing.

          8. Defaulting Underwriters. (a) If, on the Closing Date, any Underwriter defaults in the performance of its obligations under this Agreement, the Representative may make arrangements for the purchase of the Securities which such defaulting Underwriter agreed but failed to purchase by other persons satisfactory to the Issuer and the Representative, but if no such arrangements are made within 36 hours after such default, the Issuer may make arrangements for the purchase of the Securities which the defaulting Underwriter agreed but failed to purchase by other persons satisfactory to the Representative, but if no such arrangements are made within 72 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Underwriters or the Issuer, except that the Issuer will continue to be liable for the payment of expenses to the extent set forth in Sections 9 and 13 and except that the provisions of Sections 10 and 11 shall not terminate and shall remain in effect. As used in this Agreement, the term "Underwriters" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in
Schedule 1 hereto that, pursuant to this Section 8, purchases Securities which a defaulting Underwriter agreed but failed to purchase.

          (b) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Issuer or any non-defaulting Underwriter for damages caused by its default. If other persons are obligated or agree to purchase the Securities of a defaulting Underwriter, either the Representative or the Issuer may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Issuer or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Issuer agrees to promptly prepare any amendment or supplement that effects any such changes.

          9. Reimbursement of Underwriters' Expenses. If (a) this Agreement shall have been terminated pursuant to Section 7 or 8, (b) the Issuer shall fail to tender the Securities for delivery to the Underwriters for any reason permitted under this Agreement or (c) the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement, VMS shall reimburse the Underwriters for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Underwriters in connection with this Agreement and the proposed purchase and resale of the Securities. If this Agreement is terminated pursuant to Section 8 by reason of the default of one or more of the Underwriters, VMS shall not be obligated to reimburse any defaulting Underwriter on account of such expenses.

          10. Indemnification. (a) Each of the Issuer and VMS shall, jointly and severally, indemnify and hold harmless each Underwriter, its affiliates, their respective officers, directors, shareholders, partners, trustees, employees, representatives and agents, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 10(a) and Section 11 as an Underwriter), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Underwriter may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in the Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Underwriter promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuer and VMS shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Underwriters' Information; and provided, further, that with respect to any such untrue statement in or omission from the Preliminary Prospectus the indemnity agreement contained in this Section 10(a) shall not inure to the benefit of any such Underwriter to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by such Underwriter and any such loss, claim, damage, liability or action of or with respect to such Underwriter results from the fact that both (A) a copy of the Prospectus was not sent or given to such person within the time required by the Securities Act and (B) the untrue statement in or omission from the Preliminary Prospectus was corrected in the Prospectus unless, in either case, such failure to deliver the Prospectus was a result of non-compliance by the Issuer with Section 4(a) hereof.

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Issuer, VMS and their respective affiliates, officers, directors, employees, representatives and agents, and each person, if any, who controls the Issuer or VMS within the meaning of the Securities Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuer or VMS may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in the Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Underwriters' Information furnished by such Underwriter, and shall reimburse the Issuer and VMS, as the case may be, for any legal or other expenses reasonably incurred by the Issuer or VMS in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 10(a) or 10(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 10(a) and 10(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action or claim effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action or claim, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          The obligations of the Issuer, VMS and the Underwriters in this
Section 10 and in Section 11 are in addition to any other liability that the Issuer, VMS or the Underwriters, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

          11. Contribution. If the indemnification provided for in Section 10 is unavailable or insufficient to hold harmless an indemnified party under Section 10(a) or 10(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuer and VMS on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer and VMS on the one hand and the Underwriters on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and VMS on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by or on behalf of the Issuer on the one hand, and the total discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, on the other, bear to the total gross proceeds from the sale of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Issuer or VMS or information supplied by the Issuer or VMS on the one hand or to any Underwriters' Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Issuer, VMS and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 11 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 11 shall be deemed to include, for purposes of this Section 11, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Underwriter with respect to the Securities purchased by it under this Agreement exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 11 are several in proportion to their respective purchase obligations and not joint.

          12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Issuer, VMS, PHH and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 10 and 11 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of the Issuer, VMS and the Underwriters. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          13. Expenses. The Issuer agrees with the Underwriters to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto and the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any Incorporated Document, all as provided in this Agreement; (c) the costs of reproducing and distributing each of the Transaction Documents; (d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities; (e) the reasonable fees and expenses of counsel to the Issuer, SPV, Avis, PHH, the Origination Trust, VMS and independent accountants; (f) the reasonable fees and expenses of counsel to the Underwriters; (g) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions and of preparing, printing and distributing Blue Sky Memoranda (including related fees and expenses of counsel for the Underwriters); (h) any fees charged by rating agencies for rating the Securities; (i) the fees and expenses of the Indenture Trustee and any paying agent (including reasonable related fees and expenses of any counsel to such parties); (j) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC;
(k) the fees and expenses incurred by the Issuer, VMS and PHH in connection with any "roadshow" presentations to investors; and (l) all other costs and expenses incident to the performance of the obligations of the Issuer, PHH and VMS under this Agreement which are not otherwise specifically provided for in this Section 13; provided, however, that except as provided in this Section 13 and Section 9, the Underwriters shall pay their own costs and expenses.

          14. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Issuer, VMS, PHH and the Underwriters contained in this Agreement or made by or on behalf of the Issuer, VMS, Avis, PHH or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

          15. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Representative or the Underwriters, shall be delivered or sent by mail or telecopy transmission to J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Bill Magid (facsimile no.: (212) 834-6562);

          (b) if to the Issuer, shall be delivered or sent by mail or telecopy transmission to the address of the Issuer set forth in the Registration Statement, Attention: Joseph Weikel (facsimile no.: (410) 771-2530); or

          (c) if to VMS or PHH, shall be delivered or sent by mail or telecopy transmission to 307 International Circle, Hunt Valley, Maryland 21030,
     Attention: Neil Cashen, (facsimile no.: (410) 771-3362);

provided that any notice to an Underwriter pursuant to Section 10(c) shall also be delivered or sent by mail to such Underwriter at its address set forth on the signature page hereof. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuer, VMS and PHH shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representative.

          16. Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

          17. Underwriters' Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Underwriters' Information consists solely of the following information in the Prospectus: the second and eleventh paragraphs under the heading "Underwriting" and the second sentence in the tenth paragraph under the heading "Underwriting".

          18. Guarantee. (a) PHH hereby unconditionally guarantees to the Underwriters the due and punctual payment and performance of all obligations of VMS under this Agreement.

          (b) PHH hereby agrees that its obligations pursuant to paragraph (a) shall be construed as a continuing, absolute and unconditional obligation without regard to (i) the validity, regularity or enforceability of this Agreement or (ii) any other circumstance whatsoever which constitutes, or might be construed to constitute, an equitable or legal discharge of VMS, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against PHH, the Underwriters may, but shall be under no obligation to, pursue such rights and remedies as it may have against VMS or any other Person or any right of offset with respect thereto, and any failure by the Underwriters to pursue such other rights or remedies or to collect any payments from VMS or any such other Person or to exercise any such right of offset shall not relieve PHH of any liability hereunder and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Underwriters against PHH.

          19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          20. Counterparts. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by facsimile) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          21. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

          22. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Issuer, VMS, PHH and the several Underwriters in accordance with its terms.

                                          Very truly yours,

                                          CHESAPEAKE FUNDING LLC



                                          By:______________________________
                                             Name:
                                             Title:




                                          PHH VEHICLE MANAGEMENT SERVICES, LLC

                                          By:______________________________
                                             Name:
                                             Title:




                                          PHH CORPORATION


                                          By:______________________________
                                             Name:
                                             Title:

Accepted:

J.P. MORGAN SECURITIES INC.


By:____________________________
     Authorized Signatory

Address:
J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017
Attn:  William Magid, Managing Director


For itself and as Representative of the
several Underwriters


[  ]


By:____________________________
     Authorized Signatory



For itself and as Representative of the
several Underwriters

Address:


Attn:

                                                                     SCHEDULE 1




                                  Principal Amount of        Principal Amount of
Underwriters                         Class A-1 Notes           Class A-2 Notes

J.P. Morgan Securities Inc.        $[           ].00          $[           ].00

                                   $[           ].00          $[           ].00

                                   $[           ].00          $[           ].00

                                   $[           ].00          $[           ].00

                                   $[           ].00          $[           ].00

                                   $[           ].00          $[           ].00

TOTAL                              $[230,000,000].00          $[270,000,000].00

                                                                      EXHIBIT A


                      FORM OF OPINIONS OF WHITE & CASE LLP


          The Representative shall have received the favorable opinion, dated as of the Closing Date, of White & Case LLP, special counsel to the Issuer, SPV, Avis, PHH and the Origination Trust, in form and substance, and subject to such qualifications and assumptions as are, satisfactory to the Representative and to counsel for the Underwriters, addressed to the Underwriters and to the effect that:

     (a) The Registration Statement has become effective under the Securities Act and the Indenture has been qualified under the Trust Indenture Act. The Prospectus was filed with the Commission as required by Rule 424 under the Securities Act. To the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission;

     (b) The Registration Statement, as of the Effective Date, and the Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates, made by the Registrants prior to the Closing Date (other than the financial statements and other financial and statistical data contained therein, as to which such counsel need express no opinion) appear on their face to comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; the Incorporated Documents (other than the financial statements and other financial and statistical data contained therein, as to which such counsel need express no opinion), when they were filed with the Commission appeared on their face to comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder;

     (c) The Securities, the Indenture and the other Transaction Documents conform in all material respects to the descriptions thereof contained in the Prospectus.

     (d) The Securities are in the form contemplated by the Base Indenture and the Indenture Supplement, and when duly executed by the Issuer and authenticated by the Indenture Trustee in the manner provided in the Base Indenture and the Indenture Supplement and issued and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms and will be entitled to the benefits of the Base Indenture and the Indenture Supplement.

     (e) Each of the Transaction Documents to which the Issuer, VMS, PHH Consumer Lease, SPV, Avis, PHH or the Origination Trust (each, a "Party") is a party, and which by its terms provides it is to be governed by New York law, constitutes the valid and binding agreement of such Party, enforceable against such Party in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law) and (ii) such counsel need not express an opinion as to the enforceability of any rights to indemnification which are violative of the public policy underlying any law, rule or regulation. For purposes of this opinion, the Transaction Documents shall include the Guaranty, dated as of June 18, 2003, made by the Origination Trust in respect of the obligations of the Issuer (the "Origination Trust Guaranty"), the Security Agreement (the "Security Agreement"), dated as of June 18, 2003, between the Origination Trust and JPMorgan Chase Bank, as indenture trustee, and the Nominee Lienholder Agreement (the "Nominee Lienholder Agreement"), dated as of June 18, 2003, between SPV and the JPMorgan Chase Bank, as indenture trustee.

     (f) The statements in the Prospectus under the headings "Risk Factors--Our Indirect Ownership of the Leases, the Vehicles and the Receivables Could Result in Reduced Payments to You" and "--Insolvency or Bankruptcy of Vehicle Management Services Could Result in Delayed or Reduced Payments to You," "Material Legal Aspects of the Origination Trust," "Material Legal Aspects of the Leases and the Vehicles", "Certain Employee Benefit Plan Considerations", "Structural Summary--Material Federal and Certain State Income Tax Consequences" and "Material Federal and Certain State Income Tax Consequences--U.S. Federal Income Tax Consequences" and in the fourth paragraph under the heading "Material Federal and Certain State Income Tax Consequences--State Income Tax Consequences", to the extent that they constitute summaries of matters of law, documents or proceedings or legal conclusions relating to U.S. federal law, have been prepared or reviewed by such counsel and are correct in all material respects.

     (g) To the knowledge of such counsel after due inquiry, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments to which the Issuer, SPV, VMS or the Origination Trust is a party that would be required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

     (h) None of the Parties is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

     (i) The execution, delivery and performance by VMS, PHH and the Issuer of the Underwriting Agreement, the issuance of the Securities to the Underwriters and the offering of the Securities, and the execution, delivery and performance by each of the Parties of each of the Transaction Documents to which it is a party and the consummation by each of the Parties of the applicable transactions provided for therein do not and will not (a) require any authorization, consent, approval, license or other action by or in respect of, or notice to or filing with, any federal or New York state governmental, legislative, judicial, administrative or regulatory body, agency or official, except for the filing of the applicable financing statements; or (b) contravene, violate or constitute a default under any provision of any federal or New York state law, rule or regulation or any order, writ, judgment or decree, of which such counsel is aware after due inquiry, of any New York State or federal court or governmental authority binding upon any such Party.

     (j) It is not necessary to qualify the LLC Agreement or the Origination Trust Documents under the Trust Indenture Act.

     (k) The provisions of the Transfer Agreement are effective to create a valid and enforceable ownership or security interest, as the case may be, in the Lease SUBI and the Fleet Receivable SUBI and the other Transferred Assets (as defined in the Transfer Agreement) in favor of the Issuer.

     (l) The provisions of the Asset Sale Agreement are effective to create a valid and enforceable ownership or security interest, as the case may be, in the Sold Assets (as defined therein). The provisions of the Additional Equipment Assets Assignment Agreement are effective to create a valid and enforceable ownership or security interest, as the case may be, in the Additional Equipment Assets (as defined therein). The provisions of the Additional Equipment Assets Sale Agreement are effective to create a valid and enforceable ownership or security interest, as the case may be, in the Additional Equipment Assets sold and assigned to SPV pursuant thereto (the "PHH Financial Assets").

     (m) The provisions of the Receivables Purchase Agreement and the Receivables Assignments are effective to create a valid and enforceable ownership or security interest, as the case may be, in the Transferred Fleet Receivables (as defined therein) described therein.

     (n) The provisions of the Indenture and the Series 2003-1 Indenture Supplement are effective to create a valid and enforceable security interest in the Collateral and the Series 2003-1 Collateral and the Proceeds thereof in favor of the Indenture Trustee.

     (o) The provisions of the Security Agreement are effective to create a valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and the Proceeds thereof in favor of the Indenture Trustee.

     (p) Each of the financing statements naming VMS, PHH Consumer Lease, SPV or the Issuer as debtor (the "Financing Statements") filed with the Secretary of State of New York and Nassau County Clerk's office (the "Filing Offices") were when filed in the appropriate form for filing under the Uniform Commercial Code of the State of New York, as it was in effect on the dates of such filings. The ownership or security interest, as the case may be, of the respective secured parties in the collateral described in the Financing Statements and the proceeds thereof constitutes a continuing perfected first priority ownership or security interest, as the case may be, therein under the Uniform Commercial Code of the State of New York, as it is in effect on the date hereof (the "New York UCC") and as it was in effect prior to July 1, 2001. No further filing or other action is necessary to perfect and maintain the perfection and priority of such ownership or security interest, as the case may be, against third parties.

     (q) Section 9-301 of the New York UCC provides that the local law in which a debtor is located governs perfection of a security interest in the collateral described in the Financing Statements and that the local law in which a debtor is located governs the effect of perfection or nonperfection and the priority of a nonpossessory security interest in such collateral except to the extent that such collateral consists of negotiable documents, goods, instruments, money or tangible chattel paper. Section 9-301 of the New York UCC also provides that the local law of the jurisdiction in which the collateral is located governs the effect of the perfection or nonperfection and the priority of a nonpossessory security interest in negotiable documents, goods, instruments, money and tangible chattel paper.

     (r) VMS, SPV and the Issuer are located in the State of Delaware under
Section 9-307(e) of the New York UCC. PHH Consumer Lease is located in the State of Maryland under Section 9-307(e) of the New York UCC. The filing of a financing statement in the New York Filing Offices naming VMS, PHH Consumer Lease, SPV or the Issuer, as debtor, and covering any of the collateral described in the Financing Statements on or after July 1, 2001 would have no effect under the New York UCC. There are no financing statements on file in the New York Filing Offices naming VMS, PHH Consumer Lease, SPV or the Issuer as debtor covering any of the collateral described in the Financing Statements other than the Financing Statements.

     (s) The Lease SUBI Certificate is either an "instrument", a "certificated security", "tangible chattel paper" or a "general intangible", as such terms are defined in the New York UCC. Each of the Fleet Receivable SUBI Certificates is either an "instrument," a "certificated security," a "general intangible" or an "account," as such terms are defined in the New York UCC.

     (t) Each Lease (as defined in the Base Indenture) is either "tangible chattel paper" or a "general intangible," as such terms are defined in the Uniform Commercial Code as in effect in the State of Delaware.

     (u) With respect to the delivery of the SUBI Certificates to the Issuer by the SPV pursuant to the Transfer Agreement:

               (I) Assuming that (i) each of the SUBI Certificates is an "instrument" (as defined in the New York UCC), and have been delivered to, and are continually in the possession of the Issuer in the State of New York and (ii) if the Issuer is deemed to be a purchaser of the SUBI Certificates, the Issuer took possession of the SUBI Certificates in good faith and without knowledge that the purchase violates the rights of a secured party, the Issuer has a perfected ownership or security interest, as the case may be, in the SUBI Certificates, as determined in accordance with Article 9 of the New York UCC.

               (II) Assuming that (i) each of the SUBI Certificates is a "certificated security" (as defined in the New York UCC), and have been delivered to, and are continually in the possession of the Issuer in the State of New York and (ii) the SUBI Certificates are registered in the name of the Issuer, the Issuer will have a perfected ownership or security interest, as the case may be, in the SUBI Certificates, as determined in accordance with Article 9 of the New York UCC.

               (III) Assuming that the SUBI Certificates are "general intangibles", "chattel paper" or "accounts" (in the case of the Fleet Receivables) (as defined in the New York UCC), the perfection and priority of the ownership interest or security interest, as the case may be, in the SUBI Certificates received by the Issuer under the Transfer Agreement in favor of the Issuer is addressed in paragraph
          (o) of this opinion.

     (v) With respect to the delivery of the Collateral to the Indenture Trustee in accordance with the Indenture and the Series 2003-1 Indenture Supplement:

               (a) Assuming that the Collateral is comprised of an "instrument" (as defined in the New York UCC), and has been delivered to, and is continually in the possession of, the Indenture Trustee in the State of New York, the Indenture Trustee has a perfected security interest in such Collateral, as determined in accordance with Article 9 of the New York UCC.

               (b) Assuming that (i) the Collateral is comprised of a "certificated security" (as defined in the New York UCC), and has been delivered to, and is continually in the possession of the Indenture Trustee in the State of New York and (ii) such Collateral is registered in the name of the Indenture Trustee or is endorsed to the Indenture Trustee or in blank by an effective endorsement, the Indenture Trustee has a perfected security interest in such Collateral, as determined in accordance with Article 9 of the New York UCC.

               (c) Assuming that the Collateral is a "general intangible", "chattel paper" or an "account" (in the case of the Fleet Receivables) (as defined in the New York UCC), the perfection and priority of the security interest in such Collateral is addressed in another paragraph of this opinion.

               (d) (i)(A) The security interest in any portion of the Collateral consisting of a Security Entitlement carried in a Series Account which is a "securities account" as defined in Section 8-501(a) of the New York UCC (each a "Securities Account") maintained by the Indenture Trustee for the benefit of the Series 2003-1 Investor Noteholders pursuant to and in accordance with the Indenture and the Series 2003-1 Indenture Supplement, will attach upon acquisition by the Issuer and the Indenture Trustee of rights in such Security Entitlement. Upon full compliance with the procedures set forth in the Indenture in respect of a Permitted Investment, the Indenture Trustee will acquire a Security Entitlement carried in the Securities Account in respect of such Permitted Investment and will become the Entitlement Holder (as defined in the New York UCC) of such Security Entitlement. Such security interest will be perfected upon execution and delivery of the Series 2003-1 Indenture Supplement by the parties thereto and acquisition by the Indenture Trustee of such Security Entitlement as described above and will remain perfected so long as the Base Indenture and the Series 2003-1 Indenture Supplement remain in effect and the conditions set forth in this clause (A) are satisfied and the Indenture Trustee remains the Entitlement Holder of such Security Entitlement as described above;

               (B) such security interest in that portion of the Collateral consisting of a Securities Account, if any, will be perfected if and will remain perfected so long as the security interest of the Indenture Trustee for the benefit of the Series 2003-1 Investor Noteholders, in all Security Entitlements carried in such Securities Account is perfected by the means indicated in clause (A) above.

               (ii) With respect to the security interest in any Collateral perfected as described in subparagraph (i) above, if such Collateral consists of a Securities Account or a Security Entitlement credited to a Securities Account and so long as such security interest therein is perfected in the manner specified in clauses (A) and (B) of subparagraph (i) above, as applicable, and if such security interest was created for value and without notice (within the meaning of Section 8-105 of the New York UCC) to the Indenture Trustee or the Series 2003-1 Investor Noteholders of any adverse claim (as defined in Section 8-102(a)(1) of the New York UCC) (an "Adverse Claim") to such Securities Account or Security Entitlement in such Securities Account, such perfected security interest has priority over all other security interests theretofore or thereafter created under the New York UCC in such Securities Account or Security Entitlement (provided that (x) if the Indenture Trustee and another secured party both have control over such Securities Account and Security Entitlements, their interests will rank equally, except that any security interest granted to the Securities Intermediary in such Securities Account or Security Entitlement would have priority over the security interest therein of the Indenture Trustee unless otherwise agreed by the Securities Intermediary, and
          (y) such priority will be subject to Section 8-511 of the New York UCC, to the Bankruptcy Code and to liens or claims of the U.S. or otherwise given priority by operation of law, including New York or federal law).

     (w) In the event of the filing of a bankruptcy petition with respect to VMS under the Bankruptcy Code, the transfer of Transferred Receivables and the Receivables Property (each as defined in the Receivables Purchase Agreement) from VMS to SPV would not be recharacterized by a court as a pledge to secure borrowings but rather properly would be held as a valid sale or contribution, as applicable, of all of VMS' right, title and interest in the Transferred Fleet Receivables and, therefore, a court properly would hold that (i) the Transferred Fleet Receivables and the proceeds thereof are not part of VMS' bankruptcy estate under Section 541 of the Bankruptcy Code and (ii) the automatic stay under section 362 of the Bankruptcy Code would not apply to the Transferred Fleet Receivables or the proceeds thereof.

     (x) In the event of the filing of a bankruptcy petition with respect to VMS under the Bankruptcy Code, the transfer of Leases, Vehicles, Existing Interests and other Sold Assets (as defined in the Asset Purchase Agreement) from VMS to SPV (the "VMS Transferred Assets") would not be recharacterized by a court as a pledge to secure borrowings but rather properly would be held as a valid sale or contribution, as applicable, of all of VMS' right, title and interest in the VMS Transferred Assets and, therefore, a court properly would hold that (i) the VMS Transferred Assets and the proceeds thereof are not part of VMS' bankruptcy estate under Section 541 of the Bankruptcy Code and (ii) the automatic stay under section 362 of the Bankruptcy Code would not apply to the VMS Transferred Assets or the proceeds thereof.

     (y) In the event of the filing of a bankruptcy petition with respect to PHH Consumer Lease under the Bankruptcy Code, the transfer of Consumer Leases and other Sold Assets (as defined in the Asset Purchase Agreement) from PHH Consumer Lease to SPV (the "Consumer Lease Transferred Assets") would not be recharacterized by a court as a pledge to secure borrowings but rather properly would be held as a valid sale or contribution, as applicable, of all of PHH Consumer Lease's right, title and interest in the Consumer Lease Transferred Assets and, therefore, a court properly would hold that (i) the Consumer Lease Transferred Assets and the proceeds thereof are not part of PHH Consumer Leases's bankruptcy estate under Section 541 of the Bankruptcy Code and (ii) the automatic stay under section 362 of the Bankruptcy Code would not apply to the Consumer Lease Transferred Assets or the proceeds thereof.

     (z) Although such counsel assumes no responsibility for the accuracy, completeness or fairness of the Prospectus (except as provided in paragraphs (c) and (f) above), nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (including the Incorporated Documents) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except for financial statements and other financial or statistical data set forth in the Prospectus, as to which such counsel need make no statement).

     (aa) In a case under the Bankruptcy Code in which PHH or any of its Affiliates (other than the Issuer or SPV) was the debtor, subject to certain facts, assumptions and qualifications specified therein, it would not be a proper exercise by a court of its equitable discretion to disregard the separate existence of the Origination Trust so as to order substantive consolidation under the Bankruptcy Code of the assets and liabilities of the Origination Trust with the bankruptcy estate of PHH or any of its Affiliates (other than the Issuer or SPV).

     (bb) In a case under the Bankruptcy Code in which PHH or any of its Affiliates (other than the Origination Trust or the Issuer) was the debtor, subject to certain facts, assumptions and qualifications specified therein, it would not be a proper exercise by a court of its equitable discretion to disregard the separate existence of SPV so as to order substantive consolidation under the Bankruptcy Code of the assets and liabilities of SPV with the bankruptcy estate of PHH or any of its Affiliates (other than the Issuer or the Origination Trust).

     (cc) State law will govern the determination of what persons or entities have the authority to file a bankruptcy petition on behalf of a Delaware limited liability company.

     (dd) The Securities will be treated as debt for United States federal income tax purposes.

     (ee) None of the Issuer, SPV or the Origination Trust will be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.

                                                                     EXHIBIT B

                       FORM OF OPINIONS OF COUNSEL TO VMS


          The Representative shall have received the favorable opinion, dated as of the Closing Date, of Joseph Weikel, Senior Vice President, General Counsel and Assistant Secretary of VMS, in form and substance satisfactory to the Representative and counsel for the Underwriters, and addressed to the Underwriters and to the effect that:

          1. PHH PersonaLease Corporation, a Maryland corporation
     ("ConsumerLease", and together with VMS, the Issuer, SPV and the Origination Trust, the "Parties," and each individually, a "Party"), has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland.

          2. To my best knowledge, there are no pending actions or suits or judicial, arbitral, rule-making administrative or other proceedings to which any Party is a party or of which any property or assets of any Party is the subject which singularly or in the aggregate, if determined adversely to a Party, could reasonably be expected to have a Material Adverse Effect or a VMS Material Adverse Effect and to my best knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          3. To my best knowledge, no Party is (A) in violation of its respective limited liability company agreement or certificate of incorporation and by-laws, (B) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets are subject or (C) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject.

          4. None of the execution and delivery by each of the Parties of the Underwriting Agreement and each Transaction Document to which it is a party, as the case may be, the consummation by the Parties of the transactions contemplated thereby or compliance by the Parties with any of the provisions thereof, including the issuance of the Securities to the Underwriters and the offering of the Securities, (i) conflicts with or results in any breach of any provision of the respective organizational documents of the Parties, (ii) results in a default (or gives rise to any right of termination, cancellation or acceleration) or results in the creation or imposition of any mortgage, lien, security interest, charge or encumbrance upon any of the property or assets of the Parties, under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement, lease or other instrument or obligation known to me after due inquiry to which any of the Parties is a party or by which its respective assets may be bound or (iii) contravenes any provision of any Federal law or the law of the State of Maryland, statute, rule or regulation or any order, writ, injunction or decree of which such counsel is aware or any

     Federal or Maryland State court or governmental entity to which the Parties are subject.

          5. VMS has the power and authority to execute and deliver each document to which it is a party and to perform its obligations thereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery of each Transaction Document to which it is a party and the transactions contemplated thereby have been duly and validly taken.

          6. Each Transaction Document to which VMS is a party has been duly executed and delivered by VMS.

          7. Each Fleet Receivable (as defined in the Base Indenture) is either a "general intangible" or an "account" as such terms are defined in the Uniform Commercial Code as in effect in the State of Maryland.

                                                                     EXHIBIT C


      FORM OF OPINIONS OF GENERAL COUNSEL TO CENDANT CAR RENTAL GROUP, INC.


     The Representative shall have received the favorable opinion, dated as of the Closing Date, of the General Counsel of Cendant Car Rental Group, Inc., in form and substance satisfactory to the Representative and counsel for the Underwriters, and addressed to the Underwriters and to the effect that:

          1. Avis Group Holdings, Inc. ("Avis"), a Delaware corporation, has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

          2. To such counsel's best knowledge, there are no pending actions or suits or judicial, arbitral, rule-making administrative or other proceedings to which Avis is a party or of which any property or assets of Avis is the subject which singularly or in the aggregate, if determined adversely to Avis, could reasonably be expected to have an Avis Material Adverse Effect and to such counsel's best knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          3. To such counsel's best knowledge, Avis is not (A) in violation of its certificate of incorporation or by-laws, (B) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel after due inquiry to which it is a party or by which it is bound or to which any of its property or assets are subject or (C) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree known to such counsel after due inquiry to which it or its property or assets may be subject.

          4. The execution and delivery by Avis of the ARAC Guaranty and the consummation by Avis of the transactions contemplated thereby does not (i) conflict with or result in any breach of any provision of the certificate of incorporation or by-laws of Avis or (ii) result in a default (or gives rise to any right of termination, cancellation or acceleration) or result in the creation or imposition of any mortgage, lien, security interest, charge or encumbrance upon any of the property or assets of Avis, under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement, lease or other instrument or obligation known to such counsel after due inquiry to which Avis is a party or by which its respective assets may be bound.

          5. Avis has the power and authority to execute and deliver the ARAC Guaranty and to perform its obligations thereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery of the ARAC Guaranty and the transactions contemplated thereby have been duly and validly taken.

          6. The ARAC Guaranty has been duly executed and delivered by Avis.

                                                                       EXHIBIT D


                   FORM OF OPINIONS OF GENERAL COUNSEL TO PHH


     The Representative shall have received the favorable opinion, dated as of the Closing Date, of counsel to PHH, in form and substance satisfactory to the Representative and counsel for the Underwriters, and addressed to the Underwriters and to the effect that:

          1. PHH Corporation ("PHH"), a Maryland corporation, has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland.

          2. To such counsel's best knowledge, there are no pending actions or suits or judicial, arbitral, rule-making administrative or other proceedings to which PHH is a party or of which any property or assets of PHH is the subject which singularly or in the aggregate, if determined adversely to PHH, could reasonably be expected to have a PHH Material Adverse Effect and to such counsel's best knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          3. To such counsel's best knowledge, PHH is not (A) in violation of its certificate of incorporation or by-laws, (B) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel after due inquiry to which it is a party or by which it is bound or to which any of its property or assets are subject or (C) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree known to such counsel after due inquiry to which it or its property or assets may be subject.

          4. The execution and delivery by PHH of the Underwriting Agreement and the PHH Guaranty and the consummation by PHH of the transactions contemplated thereby does not (i) conflict with or result in any breach of any provision of the certificate of incorporation or by-laws of PHH or (ii) result in a default (or gives rise to any right of termination, cancellation or acceleration) or result in the creation or imposition of any mortgage, lien, security interest, charge or encumbrance upon any of the property or assets of PHH, under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement, lease or other instrument or obligation known to such counsel after due inquiry to which PHH is a party or by which its respective assets may be bound.

          5. PHH has the power and authority to execute and deliver the Underwriting Agreement and the PHH Guaranty and to perform its obligations thereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery of the Underwriting Agreement and the PHH Guaranty and the transactions contemplated thereby have been duly and validly taken.

          6. The Underwriting Agreement and the PHH Guaranty have been duly executed and delivered by PHH.

                                                                       EXHIBIT E


                  FORM OF OPINIONS OF RICHARDS, LAYTON & FINGER


     The Representative shall have received the favorable opinion, dated as of the Closing Time, of Richards, Layton & Finger, counsel to Wilmington Trust Company, as the SUBI Trustee, and special Delaware counsel to the Issuer, VMS, SPV and the Origination Trust, in form and substance satisfactory to the Representative and to counsel for the Underwriters and addressed to the Underwriters, to the effect that:

          1. The Origination Trust has been duly formed and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. ss. 3801, et seq. (the "Act"), and has the power and authority under the Trust Agreement and the Act to conduct its business as described in the Prospectus and to execute, deliver and perform its obligations under the Servicing Agreement, the Guaranty dated as of June 18, 2003 made by the Origination Trust in respect of the obligations of the Issuer (the "Origination Trust Guaranty") and the Security Agreement (the "Security Agreement") dated as of June 18, 2003 between the Origination Trust and JPMorgan Chase Bank, as indenture trustee, to issue the SUBI Certificates and to own, lease and operate its properties and to conduct its business as described in the Origination Trust Agreement.

          2. The Origination Trust Agreement constitutes a legal, valid and binding agreement of the parties thereto, and is enforceable against such parties, in accordance with its terms.

          3. The Servicing Agreement, the Custodian Agreement, the Lockbox Agreement, the Origination Trust Guaranty and the Security Agreement have been duly authorized, executed and delivered by the Origination Trust.

          4. Each of the SUBI Certificates have been duly authorized, executed and delivered by the Trust and are validly issued and entitled to the benefits of the Origination Trust Agreement.

          5. Assuming that (i) separate and distinct records are maintained for each SUBI created pursuant to the Origination Trust Agreement, (ii) the assets associated with each SUBI are held and accounted for separately from the other assets of the Origination Trust, or any other SUBI, (iii) the notice of the limitation on liabilities of a series provided in Section 3804(a) of the Act is continuously set forth in the Certificate of Trust and (iv) the Origination Trust Agreement continuously provides for those matters described in (i), (ii) and (iii) of this paragraph 5, each SUBI shall be entitled to the benefits of the limitation on interseries liability set forth in Section 3804(a) of the Delaware Statutory Trust Act.

          6. The execution, delivery and performance by the Origination Trust of the Servicing Agreement, the Custodian Agreement, the Lockbox Agreement, the Origination Trust Guaranty and the Security Agreement, the issuance by the Origination

     Trust of the SUBI Certificates and the consummation by the Origination Trust of the transactions contemplated thereby do not violate (i) any of the provisions of the Origination Trust Agreement, (ii) any applicable Delaware law, rule or regulation, or (iii) to our knowledge, without independent investigation, any contract, indenture, mortgage, loan agreement, note lease or other instrument to which the Origination Trust is a party, by which it may be bound or to which its assets are subject.

          7. Neither the execution, delivery and performance by the Origination Trust of the Servicing Agreement, the Custodian Agreement, the Lockbox Agreement, the Origination Trust Guaranty and the Security Agreement, the issuance by the Origination Trust of the SUBI Certificates nor the consummation by the Origination Trust of the transactions contemplated thereby requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other acting in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust with the Secretary of State.

          8. Assuming that for federal income tax purposes the Origination Trust will not be classified as an association or a publicly traded partnership under Section 7704 of the Internal Revenue Code of 1986, as amended, the Origination Trust will not be classified as an association or a publicly traded partnership for income tax purposes under the laws of the State of Delaware.

          9. VMS has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware.

          10. SPV has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware.

          11. The Issuer has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware.

          12. Under the Delaware Limited Liability Company Act (6 Del. C. ss. 18-101, et seq.) (the "LLC Act") and the VMS Limited Liability Company Agreement ("VMS Agreement"), VMS has all necessary limited liability company power and authority to conduct its business as described in the Prospectus and to execute and deliver, and to perform its obligations under, the Underwriting Agreement and each of the Transaction Documents to which it is a party.

          13. Under the LLC Act and the SPV Limited Liability Company Agreement ("SPV Agreement"), SPV has all necessary limited liability company power and authority to conduct its business as described in the Prospectus and to execute and deliver, and to perform its obligations under, the Transaction Documents to which it is a party and the Nominee Lienholder Agreement (the "Nominee Lienholder Agreement") dated as of June 18, 2003 between SPV and the Indenture Trustee.

          14. Under the LLC Act and the Issuer Limited Liability Company Agreement (the "Issuer Agreement"), the Issuer has all necessary limited liability company power and authority to conduct its business as described in the Prospectus and to execute and deliver, and to perform its obligations under, the Underwriting Agreement and the Transaction Documents to which it is a party.

          15. Under the LLC Act and the VMS Agreement, the execution and delivery by VMS of the Underwriting Agreement and the Transaction Documents to which it is a party, and the performance by VMS of its obligations thereunder, have been duly authorized by all necessary limited liability company action on the part of VMS.

          16. Under the LLC Act and the SPV Agreement, the execution and delivery by the SPV of the Transaction Documents to which it is a party and the Nominee Lienholder Agreement, and the performance by the SPV of its obligations thereunder, have been duly authorized by all necessary limited liability company action on the part of the SPV.

          17. Under the LLC Act and the Issuer Agreement, the execution and delivery by the Issuer of the Underwriting Agreement and the Transaction Documents to which it is a party, and the performance by the Issuer of its obligations thereunder, have been duly authorized by all necessary limited liability company action on the part of the Issuer.

          18. The execution and delivery by VMS of the Underwriting Agreement and the Transaction Documents to which it is a party, and the performance by VMS of its obligations thereunder, do not violate (i) any Delaware law, rule or regulation, or (ii) the VMS Agreement.

          19. The execution and delivery by the SPV of the Transaction Documents to which it is a party and the Nominee Lienholder Agreement, and the performance by the SPV of its obligations thereunder, do not violate (i) any Delaware law, rule or regulation, or (ii) the SPV Agreement.

          20. The execution and delivery by the Issuer of the Underwriting Agreement and the Transaction Documents to which it is a party, and the performance by the Issuer of its obligations thereunder, do not violate (i) any Delaware law, rule or regulation, or (ii) the Issuer Agreement.

          21. No authorization, consent, approval, order, filing or qualification of or with any Delaware court or any Delaware governmental or administrative body is required solely in connection with the execution and delivery by VMS of the Underwriting Agreement and the Transaction Documents to which it is a party, and the performance by VMS of its obligations thereunder (other than the filing of financing statements).

          22. No authorization, consent, approval, order, filing or qualification of or with any Delaware court or any Delaware governmental or administrative body is required solely in connection with the execution and delivery by the SPV of the Transaction Documents to which it is a party and the Nominee Lienholder Agreement, and the performance by the SPV of its obligations thereunder (other than the filing of financing statements).

          23. No authorization, consent, approval, order, filing or qualification of or with any Delaware court or any Delaware governmental or administrative body is required solely in connection with the execution and delivery by the Issuer of the Underwriting Agreement and the Transaction Documents to which it is a party, and the performance by the Issuer of its obligations thereunder, including the issuance of the Securities to the Underwriters and the offering of the Securities (other than the filing of financing statements).

          24. The SPV Agreement constitutes a legal, valid and binding agreement of VMS, as sole economic member (the "SPV Member"), and is enforceable against the SPV Member, in accordance with its terms.

          25. The Issuer Agreement constitutes a legal, valid and binding agreement of SPV, as the sole common member (the "Common Member"), and is enforceable against the Common Member, in accordance with its terms.

          26. If properly presented to a Delaware court, a Delaware court applying Delaware law would conclude that (i) in order for a Person to file a voluntary bankruptcy petition on behalf of the SPV, the prior unanimous consent of the Managers (as defined in the SPV Agreement), including each of the Independent Managers (as defined in the SPV Agreement), as provided for in Section 4.4(b) of the SPV Agreement, is required and (ii) such provision, contained in Section 4.4(b) of the SPV Agreement, that requires the prior unanimous consent of the Managers (as defined in the SPV Agreement), including each of the Independent Managers (as defined in the SPV Agreement), in order for a Person to file a voluntary bankruptcy petition on behalf of the SPV, constitutes a legal, valid and binding agreement of the SPV Member, and is enforceable against the SPV Member, in accordance with its terms.

          27. If properly presented to a Delaware court, a Delaware court applying Delaware law would conclude that (i) in order for a Person to file a voluntary bankruptcy petition on behalf of the Issuer, the prior unanimous consent of the Managers, including the Independent Manager, and the affirmative vote of Preferred Members holding Preferred Membership Interests of at least 66-2/3% of the aggregate stated liquidation preference of all Preferred Membership Interests then outstanding, voting as a single class, in person or by proxy at a special meeting called for the purpose, or by unanimous written consent of the Preferred Members without such meeting, as provided for in Section 3.4(b), Section 9.2(f) and
     Section 10.2(f) of the Issuer Agreement, is required and (ii) such provisions, contained in Section 3.4(b), Section 9.2(f) and Section 10.2(f) of the Issuer Agreement, that require the prior unanimous consent of the Managers, including the Independent Manager, and the affirmative vote of Preferred Members holding Preferred Membership Interests of at least 66-2/3% of the aggregate stated liquidation preference of all Preferred Membership Interests then outstanding, voting as a single class, in person or by proxy at a special meeting called for the purpose, or by unanimous written consent of the Preferred Members without such meeting, in order for a Person to file a voluntary bankruptcy petition on behalf of the Issuer, constitute legal, valid and binding agreements of the Common Member, and is enforceable against the Common Member, in accordance with its terms.

          28. Under the LLC Act and the SPV Agreement, the Bankruptcy (as defined in the SPV Agreement) or dissolution of the SPV Member will not, by itself, cause the SPV to be dissolved or its affairs to be wound up.

          29. Under the LLC Act and the Issuer Agreement, the occurrence of an Insolvency Event with respect to, or dissolution of, the Common Member will not, by itself, cause the Issuer to be dissolved or its affairs to be wound up.

          30. While under the LLC Act, on application to a court of competent jurisdiction, a judgment creditor of the SPV Member may be able to charge the SPV Member's share of any profits and losses of the SPV and the SPV Member's right to receive distributions of the SPV's assets (the "SPV Member's Interest"), and the court may appoint a receiver of the share of distributions due or to become due to the SPV Member in respect of the SPV, the receiver shall have only the rights of the assigner of the SPV Member's Interest. Under the LLC Act, no creditor of the SPV Member shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the SPV. Thus, under the LLC Act, a judgment creditor of the SPV Member may not satisfy its claims against the SPV Member by asserting a claim against the assets of the SPV.

          31. While under the LLC Act, on application to a court of competent jurisdiction, a judgment creditor of the Common Member may be able to charge the Common Member's share of any profits and losses of the Issuer and the Common Member's right to receive distributions of the Issuer's assets (the "Common Member's Interest"), and the court may appoint a receiver of the share of distributions due or to become due to the Common Member in respect of the Issuer, the receiver shall have only the rights of an assignee of the Common Member's Interest. Under the LLC Act, no creditor of the Common Member shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Issuer. Thus, under the LLC Act, a judgment creditor of the Common Member may not satisfy its claims against the Common Member by asserting a claim against the assets of the Issuer.

          32. Under the LLC Act (i) the SPV is a separate legal entity, and (ii) the existence of the SPV as a separate legal entity shall continue until the cancellation of the SPV Certificate of Formation.

          33. Under the LLC Act (i) the Issuer is a separate legal entity, and
     (ii) the existence of the Issuer as a separate legal entity shall continue until the cancellation of the Issuer Certificate of Formation.

          34. None of VMS, the SPV or the Issuer will be treated as an association taxable as a corporation for Delaware state income tax purposes.

          35. Each of the financing statements naming the Issuer or SPV and filed in the State of Delaware (the "Financing Statements") in connection with the Transaction Documents is and was at the time it was filed in an appropriate form for filing in the of

     State of Delaware and was duly filed in the appropriate filing office in the State of Delaware.

          36. The financing statement naming the Origination Trust and filed in the State of Delaware in connection with the Security Agreement is and was at the time it was filed in an appropriate form for filing in the State of Delaware and was duly filed in the appropriate filing office in the State of Delaware.

          37. Each of the "in lieu" financing statements naming VMS, SPV or the Issuer filed in the State of Delaware (the "New Financing Statements") in connection with the Transaction Documents is and was at the time it was filed in the appropriate form for filing in the State of Delaware is and was duly filed in the appropriate filing office in the State of Delaware.

          38. Insofar as Article 9 of the Uniform Commercial Code as in effect in the State of Delaware (the "UCC") is applicable (without regard to principles of conflict of laws), and assuming that the security interest created by the Indenture in favor of the Trustee in the Collateral and the proceeds thereof has been duly created and has attached, then, (A) the Trustee has a perfected security interest in the Issuer's rights in that portion of the Collateral that may be perfected by the filing of a UCC financing statement with the Secretary of State of the State of Delaware, and the proceeds thereof, and (B) such security interest is prior to any other security interest granted by the Issuer that is perfected solely by the filing of financing statements under the UCC in the State of Delaware, excluding purchase money security interests under Section 9-103 of the UCC and temporarily perfected security interests in proceeds under Section 9-315 of the UCC.

          39. Insofar as Article 9 of the UCC is applicable (without regard to principles of conflict of laws), and assuming that the security interest created by the Indenture in favor of the Indenture Trustee in the Series 2003-1 Collateral and the proceeds thereof has been duly created and has attached, then, upon the filing of the Financing Statements relating to the Series 2003-1 Collateral with the Secretary of State of the State of Delaware, (A) the Indenture Trustee will have a perfected security interest in the Issuer's rights in that portion of the Series 2003-1 Collateral that may be perfected by the filing of a UCC financing statement with the Secretary of State of the State of Delaware, and the proceeds thereof, and
     (B) such security interest will be prior to any other security interest granted by the Issuer that is perfected solely by the filing of financing statements under the UCC in the State of Delaware, excluding purchase money security interests under Section 9-103 of the UCC and temporarily perfected security interests in proceeds under Section 9-315 of the UCC.

          40. Insofar as Article 9 of the UCC is applicable (without regard to principles of conflict of laws), and assuming that the security interest created by the Transfer Agreement in favor of the Issuer in the Transferred Assets and the proceeds thereof pursuant to the Transfer Agreement has been duly created and has attached, (A) the Issuer has a perfected security interest in the SPV's rights in that portion of the Transferred Assets that may be perfected by the filing of a UCC financing statement with the Secretary of State of the State of Delaware, and the proceeds thereof, and
     (B) such
     security interest is prior to any other security interest granted by SPV that is perfected solely by the filing of financing statements under the UCC in the State of Delaware, excluding purchase money security interests under Section 9-103 of the UCC and temporarily perfected security interests in proceeds under Section 9-315 of the UCC.

          41. Insofar as Article 9 of the UCC is applicable (without regard to principles of conflict of laws), and assuming that the security interest created by the Asset Purchase Agreement and the Additional Equipment Assets Assignment Agreement in favor of SPV has been duly created and has attached, (A) SPV has a perfected security interest in VMS's rights in that portion of the Sold Assets and the Additional Equipment Assets that may be perfected by the filing of a UCC financing statement with the Secretary of State of the State of Delaware, and the proceeds thereof, and (B) such security interest is prior to any other security interest granted by VMS that is perfected solely by the filing of financing statements under the UCC in the State of Delaware, excluding purchase money security interests under Section 9-103 of the UCC and temporarily perfected security interests in proceeds under Section 9-315 of the UCC.

          42. Insofar as Article 9 of the UCC is applicable (without regard to principles of conflict of laws), and assuming that the security interest created by the Receivables Purchase Agreement and the Receivables Assignments in favor of SPV has been duly created and has attached, (A) SPV has a perfected security interest in VMS's rights in that portion of the Transferred Fleet Receivables that may be perfected by the filing of a UCC financing statement with the Secretary of State of the State of Delaware, and the proceeds thereof, and (B) such security interest is prior to any other security interest granted by VMS that is perfected solely by the filing of financing statements under the UCC in the State of Delaware, excluding purchase money security interests under Section 9-103 of the UCC and temporarily perfected security interests in proceeds under Section 9-315 of the UCC.

          43. Insofar as Article 9 of the UCC is applicable (without regard to principles of conflict of laws), and assuming that the security interest created by the Security Agreement in favor of the Indenture Trustee in the Collateral (as defined in the Security Agreement) and the proceeds thereof has been duly created and has attached, then, (A) the Indenture Trustee has a perfected security interest in the Origination Trust's rights in that portion of the Collateral that may be perfected by the filing of a UCC financing statement with the Secretary of State of the State of Delaware, and the proceeds thereof, and (B) such security interest is prior to any other security interest granted by the Origination Trust that is perfected solely by the filing of financing statements under the UCC in the State of Delaware, excluding purchase money security interests under Section 9-103 of the UCC and temporarily perfected security interests in proceeds under
     Section 9-315 of the UCC.

          44. Wilmington Trust Company ("Wilmington Trust") is duly incorporated and is validly existing in good standing as a banking corporation with trust powers under the laws of the State of Delaware.

          45. Wilmington Trust has the power and authority to execute, deliver and perform its obligations under the Origination Trust Agreement.

          46. The Origination Trust Agreement has been duly authorized, executed and delivered by Wilmington Trust.

          47. The execution, delivery and performance by Wilmington Trust of the Origination Trust Agreement do not conflict with or constitute a breach of the charter or by-laws of Wilmington Trust.

          48. No consent, approval or authorization of, or registration with or notice to, any governmental authority or agency of the State of Delaware or the United States of America governing the banking or trust powers of Wilmington Trust is required for the execution, delivery or performance by Wilmington Trust of the Origination Trust Agreement.

                                                                       EXHIBIT F


               OFFICER'S CERTIFICATE OF CENDANT CAR RENTAL GROUP, INC.

     The Representative shall have received an Officer's Certificate, dated the Closing Date, of an officer of Cendant Car Rental Group, Inc. to the effect that:

          1. To the best of his or her knowledge, subsequent to the date as of which information is given in the Prospectus, there has not been any material adverse change in the general affairs, business, properties, key personnel, capitalization, condition (financial or otherwise) or results of operation of Avis.

          2. Avis (A) has been duly formed and is validly existing as a corporation and is in good standing under the laws of the State of Delaware, (B) is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the ownership or lease of property or the conduct of its business requires such qualification, except where such lack of qualification or good standing would not have a material adverse effect on its condition (financial or other), business or results of operations or its ability to perform its obligations under the ARAC Guaranty (a "Material Adverse Effect") and (C) has the requisite power and authority to own or hold its properties and to conduct the business in which it is engaged.

          3. Avis has the requisite power and authority to execute and deliver the ARAC Guaranty and to perform its obligations thereunder.

          4. The ARAC Guaranty has been duly authorized, executed and delivered by Avis and constitutes a legal, valid and binding obligations enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to or affecting generally the enforcement of creditors' rights or by general equitable principles.

          5. Avis is not in violation of its certificate or incorporation or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement or lease to which it is a party or by which it or its properties may be bound which would have a Material Adverse Effect. The execution and delivery of the ARAC Guaranty and the incurrence of the obligations and consummation of the transactions therein contemplated will not conflict with, or constitute a breach of or default under any contract, indenture, mortgage, loan agreement or lease, to which Avis is a party or by which it or its properties may be bound, or any law, administrative regulation or court decree, with only such exceptions as would not have a Material Adverse Effect, nor will such action result in any violation of its certificate of incorporation or by-laws.

                                                                       EXHIBIT G


                   OFFICER'S CERTIFICATE OF RAVEN FUNDING LLC

     The Representative shall have received an Officer's Certificate, dated the Closing Date, of a manager of SPV to the effect that:

          1. The Transfer Agreement creates a valid and continuing security interest (as defined in the UCC) in the Transferred Assets in favor of the Issuer which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from SPV.

          2. SPV has received all consents and approvals required by the terms of any of the Transferred Assets to the transfer of the Transferred Assets to the Issuer pursuant to the Transfer Agreement.

          3. SPV has not authorized the filing of any financing statement against SPV that includes a description of collateral covering the Transferred Assets other than any financing statement relating to the security interest granted to the Issuer under the Transfer Agreement.

                                                                       EXHIBIT H


                 OFFICER'S CERTIFICATE OF CHESAPEAKE FUNDING LLC

     The Representative shall have received an Officer's Certificate, dated the Closing Date, of a manager of the Issuer to the effect that:

          1. The Issuer has good title to the Collateral free and clear of all Liens, other than Permitted Liens.

          2. The Issuer has received all consents and approvals required by the terms of any of the Collateral to the pledge of the Collateral to the Indenture Trustee pursuant to the Indenture.

          3. The SUBI Certificates have been delivered to the Indenture Trustee.

          4. The Issuer has not authorized the filing of any financing statement against the Issuer that includes a description of collateral covering the Collateral other than any financing statement relating to the security interest granted to the Indenture Trustee under the Indenture.